UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 18, 2023

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. ("OGE Energy") held on May 18, 2023, the shareholders:

•
Elected 10 members of the Board of Directors;
•
Ratified the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2023;
•
Approved, on an advisory basis, the compensation paid to named executive officers;
•
Approved, on an advisory basis, a voting frequency of every year (annually) on the compensation paid to named executive officers; and
•
Did not approve an amendment of the restated certificate of incorporation to modify the supermajority voting provisions, as it received less than 80 percent of the outstanding shares of OGE Energy's common stock required for passage.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:		Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2024
Frank A. Bozich		138,438,974	2,071,059	709,246	28,874,157
Peter D. Clarke		136,373,150	4,149,820	696,309	28,874,157
Cathy R. Gates		138,839,539	1,697,053	682,687	28,874,157
David L. Hauser		137,145,234	3,383,083	690,962	28,874,157
Luther C. Kissam, IV		138,431,831	2,078,024	709,424	28,874,157
Judy R. McReynolds		137,152,772	3,269,129	797,378	28,874,157
David E. Rainbolt		138,193,448	2,361,332	664,499	28,874,157
J. Michael Sanner		137,637,715	2,880,201	701,363	28,874,157
Sheila G. Talton		138,392,224	2,132,232	694,823	28,874,157
Sean Trauschke		136,311,282	4,343,900	564,097	28,874,157

Proposal No. 2:		Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2023		165,311,516	4,164,554	617,366

Proposal No. 3:		Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation		133,678,850	5,994,841	1,545,588	28,874,157

Proposal No. 4:	Vote 3 years	Vote 2 years	Vote 1 year	Abstentions	Broker Non-Votes
Advisory vote on the frequency of advisory votes on executive compensation	3,822,014	877,233	135,573,515	946,517	28,874,157

Proposal No. 5:		Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment of the restated certificate of incorporation to modify the supermajority voting provisions		136,414,465	3,431,288	1,373,526	28,874,157

Consistent with the recommendation of OGE Energy's Board of Directors, the shareowners cast the highest numbers of votes for an annual frequency for future advisory votes on executive compensation. In light of this vote and consistent with the previous recommendation of the OGE Energy Board of Directors, the Board has determined to hold future advisory votes on executive compensation every year, until the next vote on the frequency of shareowner votes on executive compensation.

Item 8.01. Other Events

OGE Energy's Board of Directors declared a third quarter dividend of $0.4141 per common share of stock, to be paid July 28, 2023, to shareholders of record July 10, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 22, 2023